SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: September 14, 2000
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan        48126
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code 313-322-3000






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Item 5.  Other Events.
---------------------

The news release of Ford Motor Company dated  September 14, 2000 announcing a
$5 billion stock repurchase program, filed as Exhibit 99 to this Current Report on Form 8-K, is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                    EXHIBITS

Designation           Description                       Method of Filing


Exhibit 99            News Release of                   Filed with this Report
                      Ford Motor Company
                      Dated September 14, 2000



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FORD MOTOR CREDIT COMPANY
                                  (Registrant)

Date:  September 14, 2000            By: /s/S. P. Thomas
                                    -------------------------
                                            S. P. Thomas
                                            Assistant Secretary
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  EXHIBIT INDEX
                                  -------------


Designation                Description

-----------                -----------

Exhibit 99                 News Release of
                           Ford Motor Company
                           Dated September 14, 2000